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                                                                    EXHIBIT 24.1


                            DIRECTORS AND OFFICERS OF
                         INTERNATIONAL COAL GROUP, INC.

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of International Coal Group, Inc., a Delaware corporation (the "COMPANY"), hereby severally constitute and appoint Bennett K. Hatfield and William D. Campbell, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-1 relating to the proposed offering of shares of the Company's Common Stock, par value $0.01, and any and all pre-effective and post-effective amendments to said Registration Statement, and any subsequent Registration Statement for the same offering which may be filed under Rule 462(b), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under Rule 462(b).

                            [SIGNATURE PAGE FOLLOWS]
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      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of April 2005.


/s/ Wilbur L. Ross, Jr.                 /s/ Bennett K. Hatfield
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Name:  Wilbur L. Ross, Jr.             Name:  Bennett K. Hatfield
Title: Non-Executive Chairman of the   Title: President, Chief Executive Officer
       Board of Directors and Director        and Director


/s/ William D. Campbell                 /s/ Wendy L. Teramoto
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Name:  William D. Campbell             Name:  Wendy L. Teramoto
Title: Vice President, Treasurer and   Title: Director
       Secretary


/s/ George R. Desko                     /s/ Jon Bauer
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Name:  George R. Desko                 Name:  Jon Bauer
Title: Director                        Title: Director


/s/ Marcia Page                         /s/ William J. Catacosinos
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Name:  Marcia Page                     Name:  William J. Catacosinos
Title: Director                        Title: Director


/s/ Cynthia B. Bezik
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Name:  Cynthia B. Bezik
Title: Director


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